AMERICAN SKANDIA TRUST

Supplement dated February 22, 2006 to the

Prospectus and Statement of Additional Information dated May 1, 2005

This supplement sets forth changes to the American Skandia Trust (“AST”) Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2005.  All of the Portfolios discussed in this supplement may not be available under your variable contract.  For more information about the Portfolios available under your contract, please refer to your contract prospectus.  The following should be read in conjunction with the AST Prospectus and SAI and should be retained for future reference.

AST Small-Cap Value Portfolio

The Subadvisory Agreement dated as of November 1, 2004 by and between Prudential Investments LLC and American Skandia Investment Services, Inc. and Integrity Asset Management (“Integrity”) with respect to the above-referenced Portfolio of AST will be terminated as of the close of business on March 17, 2006. All references to Integrity as a Sub-advisor to the Portfolio are deleted as of the close of business on March 17, 2006. J.P. Morgan Investment Management, Inc., Lee Munder Investments, Ltd, and Salomon Brothers Asset Management Inc. will continue as Sub-advisors to the Portfolio. In addition, Dreman Value Management, LLC will become a Sub-advisor to the Portfolio on March 20, 2006.

ASTSUP9